Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma condensed consolidated financial statements are based on RAIT’s historical consolidated financial statements incorporated by reference. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2018 and the year ended December 31, 2017 give effect to the following transactions as if they had occurred on January 1, 2017, the beginning of the earliest period presented:

•

the sale by RAIT Asset Holdings IV, LLC (“RAIT IV”), a subsidiary of RAIT, of its retained 60% interests in two ventures (RAIT – Melody 2016 Holdings, LLC, and RAIT – Melody 2017 Holdings, LLC) that own two securitizations consolidated by RAIT, RAIT 2015-FL5 Trust (“FL5”) and RAIT 2016-FL6 Trust (“FL6”);

•

the use of proceeds received from the sale discussed above and defined available cash held by RAIT IV to redeem a portion of the preferred units of RAIT IV and a corresponding portion of Series D preferred shares of RAIT; and

•

the exchange of the remaining amount of preferred units of RAIT IV and the remaining corresponding Series D preferred shares of RAIT for a corresponding amount, based on liquidation preference, of newly issued Series A preferred shares, Series B preferred shares, and Series C preferred shares, in each case, of RAIT.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2018 gives effect to the above transactions as if they had occurred on March 31, 2018.

The pro forma adjustments as presented are based on certain assumptions and information that is currently available. As a result of the foregoing, the pro forma adjustments are subject to change. The pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma condensed consolidated financial statements presented below.  Assumptions and estimates underlying the unaudited adjustments to the unaudited pro forma condensed consolidated financial statements are described in the accompanying notes. This information is presented for illustrative purposes only and is not indicative of the consolidated operating results or financial position of RAIT if such transactions had occurred on the dates described above and in accordance with the assumptions described below, nor is it indicative of future operating results or financial position.

The unaudited pro forma condensed consolidated financial statements have been developed from and should be read in conjunction with:

•	the accompanying notes to the unaudited pro forma condensed consolidated financial statements; and
•

the historical audited consolidated financial statements of RAIT as of and for the year ended December 31, 2017 incorporated by reference herein from RAIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and the historical unaudited consolidated financial statements as of and for the three months ended March 31, 2018 incorporated by reference herein from RAIT’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2018.

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

As of March 31, 2018

(Dollars in thousands)

		Pro Forma Adjustments
	RAIT Historical	Sale of FL5 and FL6 Interests	Series D Redemption and Exchange	Consolidated Pro Forma
Assets	(A)	(B)	(C)
Investment in mortgage loans, held for investment:
Commercial mortgage loans, mezzanine loans, and preferred equity interests	$1,047,284	$(277,554)	$-	$769,730
Allowance for loan losses	(13,732)	-	-	(13,732)
Total investment in mortgage loans, held for investment, net	1,033,552	(277,554)	-	755,998
Investment in mortgage loans, held for sale	38,394	-	-	38,394
Investments in real estate, net	235,148	-	-	235,148
Cash and cash equivalents	84,483	54,444	(57,183)	81,744
Restricted cash	152,962	(73,069)	-	79,893
Accrued interest receivable	29,347	(1,191)	-	28,156
Other assets	25,268	(1,233)	-	24,035
Intangible assets, net	4,949	-	-	4,949
Total assets	$1,604,103	$(298,604)	$(57,183)	$1,248,316
Liabilities and Equity
Indebtedness	$1,272,006	$(262,469)	$-	$1,009,537
Accrued interest payable	5,735	(753)	-	4,982
Accounts payable and accrued expenses	8,211	(3)	-	8,208
Borrowers' escrows	91,583	(25,807)	-	65,776
Deferred taxes and other liabilities	6,350	(557)	-	5,793
Total liabilities	1,383,885	(289,589)	-	1,094,296
Series D cumulative redeemable preferred shares, $0.01 par value per share	73,480	-	(73,480)	-
Equity:
Shareholders’ equity:
Preferred shares, $0.01 par value per share:
7.75% Series A cumulative redeemable preferred shares	53	-	11	64
8.375% Series B cumulative redeemable preferred shares	23	-	5	28
8.875% Series C cumulative redeemable preferred shares	17	-	4	21
Series E cumulative redeemable preferred shares	-	-	-	-
Common shares, $0.03 par value per share	2,777	-	-	2,777
Additional paid in capital	2,097,447	-	4,078	2,101,525
Accumulated other comprehensive income (loss)	10,523	-		10,523
Retained earnings (deficit)	(1,964,228)	(8,889)	12,199	(1,960,917)
Total shareholders’ equity	146,612	(8,889)	16,297	154,020
Noncontrolling interests	126	(126)	-	-
Total equity	146,738	(9,015)	16,297	154,020
Total liabilities and equity	$1,604,103	$(298,604)	$(57,183)	$1,248,316

See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE THREE MONTHS ENDED MARCH 31, 2018

(Dollars in thousands, except per share data)

		Pro Forma Adjustments
	RAIT Historical	Sale of FL5 and FL6 Interests	Series D Redemption and Exchange	Consolidated Pro Forma
Revenue:	(D)	(E)	(F)
Investment interest income	$18,865	$(5,537)	$-	$13,328
Investment interest expense	(10,549)	4,280	-	(6,269)
Net interest margin	8,316	(1,258)	-	7,058
Property income	8,816	-	-	8,816
Fee and other income	1,209	-	-	1,209
Total revenue	18,341	(1,258)	-	17,083
Expenses:				-
Interest expense	6,771	-	-	6,771
Real estate operating expense	5,790	-	-	5,790
Property management expenses	1,931	-	-	1,931
General and administrative expenses:				-
Compensation expense	2,925	-	-	2,925
Other general and administrative expense	6,338	(20)	-	6,318
Total general and administrative expenses	9,263	(20)	-	9,243
Acquisition and integration expenses	133	-	-	133
Provision for loan losses	8,032	-	-	8,032
Depreciation and amortization expense	3,443	-	-	3,443
Total expenses	35,363	(20)	-	35,343
Operating (Loss) Income	(17,022)	(1,237)	-	(18,259)
Interest and other income (expense), net	349	-	-	349
Gains (losses) on assets	(937)	-	-	(937)
Gains (losses) on deconsolidation of VIEs	-	-	-	-
Gains (losses) on extinguishments of debt	(991)	261	-	(730)
Asset impairment	(9,191)	-	-	(9,191)
Change in fair value of financial instruments	87	-	-	87
Income (loss) before taxes	(27,705)	(977)	-	(28,682)
Income tax benefit (provision)	-	-	-	-
Net income (loss)	(27,705)	(977)	-	(28,682)
(Income) loss allocated to preferred shares	(6,389)	-	1,326	(5,063)
(Income) loss allocated to noncontrolling interests	-	-	-	-
Net income (loss) allocable to common shares	$(34,094)	$(977)	$1,326	$(33,745)
Earnings (loss) per share-Basic:
Earnings (loss) per share-Basic	$(0.37)			$(0.37)
Weighted-average shares outstanding-Basic	91,874,670			91,874,670
Earnings (loss) per share-Diluted:
Earnings (loss) per share-Diluted	$(0.37)			$(0.37)
Weighted average shares outstanding-Diluted	91,874,670			91,874,670

 See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

RAIT FINANCIAL TRUST

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2017

(Dollars in thousands, except per share data)

		Pro Forma Adjustments
	RAIT Historical	Sale of FL5 and FL6 Interests	Series D Redemption and Exchange	Consolidated Pro Forma
Revenue:	(G)	(H)	(I)
Investment interest income	$70,215	$(29,391)	$—	$40,824
Investment interest expense	(40,932)	24,399	—	(16,533)
Net interest margin	29,283	(4,993)	—	24,290
Property income	64,184	—	—	64,184
Fee and other income	6,251	—	—	6,251
Total revenue	99,718	(4,993)	—	94,725
Expenses:
Interest expense	35,544	—	—	35,544
Real estate operating expense	37,198	—	—	37,198
Property management expenses	8,853	—	—	8,853
General and administrative expenses:				—
Compensation expense	13,426	—	—	13,426
Other general and administrative expense	11,816	(131)	—	11,685
Total general and administrative expenses	25,242	(131)	—	25,111
Acquisition and integration expenses	455	—	—	455
Provision for loan losses	45,614	—	—	45,614
Depreciation and amortization expense	28,173	—	—	28,173
IRT internalization and management transition expenses	736	—	—	736
Shareholder activism expense	2,464	—	—	2,464
Employee separation expenses	575	—	—	575
Total expenses	184,854	(131)	—	184,723
Operating (Loss) Income	(85,136)	(4,862)	—	(89,998)
Interest and other income (expense), net	100	—	—	100
Gain (losses) on assets	23,439	—	—	23,439
Gain (losses) on extinguishment of debt	488	1,234	—	1,722
Asset impairment	(102,490)	—	—	(102,490)
Gain (losses) on deconsolidation of VIEs	5,855	(8,889)	—	(3,034)
Goodwill impairment	(8,342)	—	—	(8,342)
Change in fair value of financial instruments	13,422	—	—	13,422
Income (loss) before taxes	(152,664)	(12,516)	—	(165,180)
Income tax benefit (provision)	861	—	—	861
Net income (loss)	(151,803)	(12,516)	—	(164,319)
(Income) loss allocated to preferred shares	(32,816)	—	12,550	(20,266)
(Income) loss allocated to noncontrolling interests	(76)	—	—	(76)
Net income (loss) allocable to common shares	$(184,695)	$(12,516)	$12,550	$(184,661)
Earnings (loss) per share-Basic:
Earnings (loss) per share-Basic	$(2.02)			$(2.02)
Weighted-average shares outstanding-Basic	91,479,533			91,479,533
Earnings (loss) per share-Diluted:
Earnings (loss) per share-Diluted	$(2.02)			$(2.02)
Weighted average shares outstanding-Diluted	91,479,533			91,479,533

  See the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

RAIT FINANCIAL TRUST

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

On June 27, 2018, pursuant to the Purchase and Sale Agreement (the “Sale Agreement”) between RAIT Asset Holdings IV, LLC (“RAIT IV”), a subsidiary of RAIT, and Melody RE II, LLC (the “Purchaser”), RAIT IV sold all of its FL5 Interests, as defined below, and FL6 Interests, as defined below (collectively, the “Interests”), for $32,469 and $22,163, respectively, to the Purchaser.

Prior to the sale, RAIT, through its subsidiary RAIT IV, was the holder of:

•

60% of the units (the “FL5 Interests”) of RAIT – Melody 2016 Holdings, LLC (“Holdings 2016”), which controls RAIT – Melody 2016 Holdings Trust. This trust owns various classes of non-investment grade bonds and the equity of RAIT 2015-FL5 (“FL5”) (the “JV FL5 Securities”), with the remaining 40% of the units of Holdings 2016 being held by affiliates of the Purchaser.

•

60% of the units (the “FL6 Interests”) of RAIT – Melody 2017 Holdings, LLC (“Holdings 2017”), which controls RAIT – Melody 2017 Holdings Trust. This trust owns various classes of non-investment grade bonds and the equity of RAIT 2016-FL6 (“FL6”) (the “JV FL6 Securities”), with the remaining 40% of the units of Holdings 2017 being held by affiliates of the Purchaser

Prior to the sale, RAIT consolidated Holdings 2016 and FL5 and also consolidated Holdings 2017 and FL6 in its consolidated financial statements as RAIT was the primary beneficiary of these variable interest entities (“VIEs”).  Holdings 2016 and Holdings 2017 have been referred to as the RAIT Venture VIEs in its consolidated financial statements.  As a result of the sale, RAIT will no longer be considered the primary beneficiary of these entities and will deconsolidate these entities from its consolidated financial statements.

Pursuant to the previously disclosed Extension Agreement and the Consent and Acknowledgement Dated June 12, 2018 Re Extension Agreement Dated As of March 12, 2018 between RAIT, several of RAIT’s subsidiaries, and ARS VI Investor I, LP (formerly known as ARS VI Investor I, LLC) (the “Investor”), the following transactions occurred [on June 27, 2018]:

•

The proceeds from the sale of the FL5 Interests and FL6 Interests and defined available cash held by RAIT IV were used to redeem $56,765 of the preferred units of RAIT IV and the corresponding Series D preferred shares of RAIT held by the Investor.

•

The remaining $16,715 of preferred units of RAIT IV and corresponding Series D preferred shares of RAIT held by the Investor were exchanged for a corresponding amount, based on liquidation preference, of RAIT’s publicly traded Series A preferred shares, Series B preferred shares and Series C preferred shares, in each case, of RAIT as follows:

o	$9,579 of liquidation preference of Series A preferred shares;
o	$4,196 of liquidation preference of Series B preferred shares; and
o	$2,940 of liquidation preference of Series C preferred shares.

The pro forma financial statements have been prepared assuming the exchange of the preferred units of RAIT IV and corresponding Series D preferred shares of RAIT for Series A, Series B and Series C preferred shares, in each case, of RAIT is accounted for as an equity transaction and an extinguishment of the preferred units of RAIT IV and corresponding Series D preferred shares of RAIT and issuance of Series A, Series B and Series C preferred shares, in each case, of RAIT.  Accordingly, the difference between the fair value of the consideration transferred to the Investor (i.e., the Series A, Series B and Series C preferred shares, in each case, of RAIT) and the carrying amount of the preferred units of RAIT IV and corresponding Series D preferred shares of RAIT that were redeemed represents a return from the Investor.

The pro forma adjustments as presented are based on certain assumptions and information that is currently available. As a result of the foregoing, the pro forma adjustments are subject to change. The pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma condensed consolidated financial statements presented below.  Assumptions and estimates underlying the unaudited adjustments to the unaudited pro forma condensed consolidated financial statements are described in the accompanying notes below.

The following unaudited pro forma condensed consolidated financial statements are based on RAIT’s historical consolidated financial statements incorporated by reference. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2018 and the year ended December 31, 2017 give effect to the above transactions as if they had occurred on

January 1, 2017, the beginning of the earliest period presented.  The unaudited pro forma condensed consolidated balance sheet as of March 31, 2018 gives effect to the above transactions as if they had occurred on March 31, 2018.

Unless otherwise noted, all dollar amounts are in thousands, except per share amounts.

Balance Sheet Adjustments

(A)	Represents the historical balance sheet of RAIT at March 31, 2018, included in RAIT's Quarterly Report on Form 10-Q filed on May 10, 2018.

(B)

Represents the effects of deconsolidation of the two RAIT Venture VIEs, Holdings 2016 and Holdings 2017, which consolidate FL5 and FL6, respectively, as a result of the sale of 100% of RAIT IV’s interests in Holdings 2016 and Holdings 2017 as of March 31, 2018.  The summary of the sale and resulting deconsolidation of the two RAIT Venture VIEs, Holdings 2016 and Holdings 2017, which consolidate FL5 and FL6, respectively, is as follows:

Cash received for sale of RAIT IV’s interests in Holdings 2016 and Holdings 2017	$54,632

Effects of deconsolidation:
Decrease to assets	$353,236	(1)
Decrease to liabilities	289,589
Decrease to noncontrolling interests	126
Decrease in net assets	$63,521

Loss on deconsolidation	$(8,889)

(1)	Includes the deconsolidation of $188 of cash held by Holdings 2016 and Holdings 2017

(C)

Represents the redemption of the preferred units of RAIT IV and corresponding Series D preferred shares of RAIT in exchange for (i) cash proceeds received from the sale of RAIT IV’s interests in Holdings 2016 and Holdings 2017 of $54,632, (ii) defined available cash held by RAIT IV of $2,133 and (iii) $16,715, based on liquidation preference, of RAIT’s publicly traded Series A preferred shares, Series B preferred shares and Series C preferred shares.  In addition, RAIT paid an exchange fee of $418 to the Investor.

Par amount of preferred units of RAIT IV and corresponding Series D preferred shares of RAIT			$73,480

Cash received for sale of RAIT IV’s interests in Holdings 2016 and Holdings 2017	$54,632
Defined available cash held by RAIT IV	2,133
Total par amount of preferred units of RAIT IV and corresponding Series D preferred shares of RAIT redeemed	$56,765

Fair value of Series A preferred shares of RAIT issued in exchange	2,586	(1)
Fair value of Series B preferred shares of RAIT issued in exchange	1,141	(2)
Fair value of Series C preferred shares of RAIT issued in exchange	788	(3)
Total fair value of preferred shares of RAIT exchanged for remaining preferred units of RAIT IV and corresponding Series D preferred shares of RAIT	$4,515

Cash exchange fee	$418

Total consideration transferred in preferred units of RAIT IV and corresponding Series D preferred shares redemption and exchange			$61,699

Net increase to equity as a result of redemption			$11,781	(4)

(1)

Represents the fair value of 383,147 shares of Series A preferred of RAIT that were issued to the Investor.  The fair value is based upon $6.75 per share, which was the closing price of the Series A preferred shares of RAIT on June 26, 2018.

(2)

Represents the fair value of 167,828 shares of Series B preferred of RAIT that were issued to the Investor.  The fair value is based upon $6.80 per share, which was the closing price of the Series B preferred shares of RAIT on June 26, 2018.

(3)

Represents the fair value of 117,605 shares of Series C preferred of RAIT that were issued to the Investor.  The fair value is based upon $6.70 per share, which was the closing price of the Series C preferred shares of RAIT on June 26, 2018.

(4)

The composition of the net increase to equity as a result of the redemption is an increase to retained earnings of $12,199 (par amount less redeemed amount less fair value of shares issued in exchange) offset by a decrease to additional paid-in capital of $418 (the exchange fee).

Income Statement Adjustments for the Three Months Ended March 31, 2018 and Year Ended December 31, 2017

(D)	Represents the historical income statement of RAIT for the three months ended March 31, 2018, included in RAIT's Quarterly Report on Form 10-Q filed on May 10, 2018.

(E)

Represents the effect of selling 100% of RAIT IV’s interests in Holdings 2016 and Holdings 2017 for the three months ended March 31, 2018. The sale results in our deconsolidation of the two RAIT Venture VIEs, Holdings 2016 and Holdings 2017, which consolidate FL5 and FL6, respectively.

(F)

Represents the effect of the redemption of the preferred units of RAIT IV and corresponding Series D preferred shares of RAIT and issuance of additional Series A, B and C preferred shares, in each case, of RAIT for the three months ended March 31, 2018.

Effect of redemption of preferred units of RAIT IV and corresponding Series D preferred shares of RAIT	1,665	(1)
Effect of issuance of Series A, B and C preferred shares, in each case, of RAIT	(339)	(2)
Increase to net income allocable to common shares	1,326

(1)	Represents dividends on the redeemed Series D preferred shares.
(2)	Represents dividends on newly issued Series A, B and C preferred shares.

(G)	Represents the historical income statement of RAIT for the year ended December 31, 2017 included in RAIT's Annual Report on Form 10-K filed on March 16, 2018.

(H)

Represents the effect of selling 100% of RAIT IV’s interests in Holdings 2016 and Holdings 2017 for the year ended December 31, 2017. The sale results in our deconsolidation of the two RAIT Venture VIEs, Holdings 2016 and Holdings 2017, which consolidate FL5 and FL6, respectively.

(I)

Represents the effect of the redemption of the preferred units of RAIT IV and corresponding Series D preferred shares of RAIT and issuance of additional Series A, B and C preferred shares, in each case, of RAIT for the year ended December 31, 2017.

Effect of redemption of preferred units of RAIT IV and corresponding Series D preferred shares of RAIT	13,905	(1)
Effect of issuance of Series A, B and C preferred shares, in each case, of RAIT	(1,355)	(2)
Increase to net income allocable to common shares	12,550

(1)	Represents dividends on the redeemed Series D preferred shares of RAIT.
(2)	Represents dividends on newly issued Series A, B and C preferred shares, in each case, of RAIT.